                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                          INVESCO AMERICAN VALUE FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco American Value Fund, an investment portfolio of AIM Sector Funds (Invesco Sector Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                       Votes
Matters                                                   Votes For   Withheld
-------                                                  ----------- ----------
(1)* David C. Arch...................................... 478,210,140 13,802,825
     James T. Bunch..................................... 477,776,614 14,236,351
     Bruce L. Crockett.................................. 477,904,863 14,108,102
     Jack M. Fields..................................... 478,154,120 13,858,845
     Martin L. Flanagan................................. 478,366,284 13,646,681
     Cynthia Hostetler.................................. 478,149,043 13,863,922
     Dr. Eli Jones...................................... 478,281,396 13,731,569
     Dr. Prema Mathai-Davis............................. 477,927,603 14,085,362
     Teresa M. Ressel................................... 478,116,999 13,895,966
     Dr. Larry Soll..................................... 477,671,696 14,341,269
     Ann Barnett Stern.................................. 478,390,538 13,622,427
     Raymond Stickel, Jr................................ 477,934,336 14,078,629
     Philip A. Taylor................................... 478,104,174 13,908,791
     Robert C. Troccoli................................. 478,368,464 13,644,501
     Christopher L. Wilson.............................. 478,433,867 13,579,098

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 261,575,830 26,621,916 13,166,011 190,648,808

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

Invesco American Value Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds (Invesco Sector Funds).

The results of the voting on the above matters were as follows:

                                                      Votes    Votes   Broker
Matters                                  Votes For   Against  Abstain Non-Votes
-------                                  ---------- --------- ------- ---------
(3)   Approve changing the fundamental
      investment restriction regarding
      the purchase or sale of physical
      commodities....................... 13,855,338 1,090,434 853,366 8,051,482

4(a)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco PowerShares Capital
      Management LLC.................... 14,427,293   574,972 807,286 8,041,069

4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco Asset Management (India)
      Private Limited................... 14,145,515   818,238 842,597 8,043,797

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                             INVESCO COMSTOCK FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Comstock Fund, an investment portfolio of AIM Sector Funds (Invesco Sector Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                       Votes
Matters                                                   Votes For   Withheld
-------                                                  ----------- ----------
(1)* David C. Arch...................................... 478,210,140 13,802,825
     James T. Bunch..................................... 477,776,614 14,236,351
     Bruce L. Crockett.................................. 477,904,863 14,108,102
     Jack M. Fields..................................... 478,154,120 13,858,845
     Martin L. Flanagan................................. 478,366,284 13,646,681
     Cynthia Hostetler.................................. 478,149,043 13,863,922
     Dr. Eli Jones...................................... 478,281,396 13,731,569
     Dr. Prema Mathai-Davis............................. 477,927,603 14,085,362
     Teresa M. Ressel................................... 478,116,999 13,895,966
     Dr. Larry Soll..................................... 477,671,696 14,341,269
     Ann Barnett Stern.................................. 478,390,538 13,622,427
     Raymond Stickel, Jr................................ 477,934,336 14,078,629
     Philip A. Taylor................................... 478,104,174 13,908,791
     Robert C. Troccoli................................. 478,368,464 13,644,501
     Christopher L. Wilson.............................. 478,433,867 13,579,098

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 261,575,830 26,621,916 13,166,011 190,648,808

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

Invesco Comstock Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds (Invesco Sector Funds).

The results of the voting on the above matters were as follows:

                                                 Votes      Votes     Broker
Matters                             Votes For   Against    Abstain   Non-Votes
-------                            ----------- ---------- ---------- ----------
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of
      physical commodities........ 164,116,011 11,513,542 10,065,767 74,854,069

4(a)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to
      add Invesco PowerShares
      Capital Management LLC...... 169,894,275  6,024,433  9,776,384 74,854,297

4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to
      add Invesco Asset
      Management (India) Private
      Limited..................... 167,491,706  8,106,924 10,096,714 74,854,045

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                         INVESCO DIVIDEND INCOME FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Dividend Income Fund, an investment portfolio of AIM Sector Funds (Invesco Sector Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                       Votes
Matters                                                   Votes For   Withheld
-------                                                  ----------- ----------
(1)* David C. Arch...................................... 478,210,140 13,802,825
     James T. Bunch..................................... 477,776,614 14,236,351
     Bruce L. Crockett.................................. 477,904,863 14,108,102
     Jack M. Fields..................................... 478,154,120 13,858,845
     Martin L. Flanagan................................. 478,366,284 13,646,681
     Cynthia Hostetler.................................. 478,149,043 13,863,922
     Dr. Eli Jones...................................... 478,281,396 13,731,569
     Dr. Prema Mathai-Davis............................. 477,927,603 14,085,362
     Teresa M. Ressel................................... 478,116,999 13,895,966
     Dr. Larry Soll..................................... 477,671,696 14,341,269
     Ann Barnett Stern.................................. 478,390,538 13,622,427
     Raymond Stickel, Jr................................ 477,934,336 14,078,629
     Philip A. Taylor................................... 478,104,174 13,908,791
     Robert C. Troccoli................................. 478,368,464 13,644,501
     Christopher L. Wilson.............................. 478,433,867 13,579,098

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 261,575,830 26,621,916 13,166,011 190,648,808

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

Invesco Dividend Income Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds (Invesco Sector Funds).

The results of the voting on the above matters were as follows:

                                                   Votes     Votes    Broker
Matters                               Votes For   Against   Abstain  Non-Votes
-------                               ---------- --------- --------- ----------
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of physical
      commodities.................... 37,203,115 3,310,138 2,125,257 17,703,904

4(a)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco PowerShares Capital
      Management LLC................. 38,706,707 1,799,941 2,131,904 17,703,862

4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco Asset Management
      (India) Private Limited........ 38,058,487 2,352,580 2,227,464 17,703,883

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                              INVESCO ENERGY FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Energy Fund, an investment portfolio of AIM Sector Funds (Invesco Sector Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                       Votes
Matters                                                   Votes For   Withheld
-------                                                  ----------- ----------
(1)* David C. Arch...................................... 478,210,140 13,802,825
     James T. Bunch..................................... 477,776,614 14,236,351
     Bruce L. Crockett.................................. 477,904,863 14,108,102
     Jack M. Fields..................................... 478,154,120 13,858,845
     Martin L. Flanagan................................. 478,366,284 13,646,681
     Cynthia Hostetler.................................. 478,149,043 13,863,922
     Dr. Eli Jones...................................... 478,281,396 13,731,569
     Dr. Prema Mathai-Davis............................. 477,927,603 14,085,362
     Teresa M. Ressel................................... 478,116,999 13,895,966
     Dr. Larry Soll..................................... 477,671,696 14,341,269
     Ann Barnett Stern.................................. 478,390,538 13,622,427
     Raymond Stickel, Jr................................ 477,934,336 14,078,629
     Philip A. Taylor................................... 478,104,174 13,908,791
     Robert C. Troccoli................................. 478,368,464 13,644,501
     Christopher L. Wilson.............................. 478,433,867 13,579,098

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 261,575,830 26,621,916 13,166,011 190,648,808

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

Invesco Energy Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds (Invesco Sector Funds).

The results of the voting on the above matters were as follows:

                                                      Votes    Votes   Broker
 Matters                                  Votes For  Against  Abstain Non-Votes
 -------                                  --------- --------- ------- ---------
 (3)   Approve changing the fundamental
       investment restriction regarding
       the purchase or sale of physical
       commodities....................... 9,325,292 1,195,022 674,453 6,727,474

 4(a)  Approve an amendment to the
       current Master Intergroup
       Sub-Advisory Contract to add
       Invesco PowerShares Capital
       Management LLC.................... 9,774,026   756,536 664,209 6,727,470

 4(b)  Approve an amendment to the
       current Master Intergroup
       Sub-Advisory Contract to add
       Invesco Asset Management (India)
       Private Limited................... 9,527,118   969,228 698,404 6,727,491

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                      INVESCO GOLD & PRECIOUS METALS FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Gold & Precious Metals Fund, an investment portfolio of AIM Sector Funds (Invesco Sector Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                       Votes
Matters                                                   Votes For   Withheld
-------                                                  ----------- ----------
(1)* David C. Arch...................................... 478,210,140 13,802,825
     James T. Bunch..................................... 477,776,614 14,236,351
     Bruce L. Crockett.................................. 477,904,863 14,108,102
     Jack M. Fields..................................... 478,154,120 13,858,845
     Martin L. Flanagan................................. 478,366,284 13,646,681
     Cynthia Hostetler.................................. 478,149,043 13,863,922
     Dr. Eli Jones...................................... 478,281,396 13,731,569
     Dr. Prema Mathai-Davis............................. 477,927,603 14,085,362
     Teresa M. Ressel................................... 478,116,999 13,895,966
     Dr. Larry Soll..................................... 477,671,696 14,341,269
     Ann Barnett Stern.................................. 478,390,538 13,622,427
     Raymond Stickel, Jr................................ 477,934,336 14,078,629
     Philip A. Taylor................................... 478,104,174 13,908,791
     Robert C. Troccoli................................. 478,368,464 13,644,501
     Christopher L. Wilson.............................. 478,433,867 13,579,098

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 261,575,830 26,621,916 13,166,011 190,648,808

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

Invesco Gold & Precious Metals Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds (Invesco Sector Funds).

The results of the voting on the above matters were as follows:

                                                   Votes     Votes    Broker
Matters                               Votes For   Against   Abstain  Non-Votes
-------                               ---------- --------- --------- ----------
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of physical
      commodities.................... 21,252,095 1,613,705 1,309,533 13,214,310

4(a)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco PowerShares Capital
      Management LLC................. 21,339,288 1,468,912 1,367,132 13,214,311

4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco Asset Management
      (India) Private Limited........ 20,949,927 1,869,419 1,355,984 13,214,313

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                          INVESCO MID CAP GROWTH FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Mid Cap Growth Fund, an investment portfolio of AIM Sector Funds (Invesco Sector Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                       Votes
Matters                                                   Votes For   Withheld
-------                                                  ----------- ----------
(1)* David C. Arch...................................... 478,210,140 13,802,825
     James T. Bunch..................................... 477,776,614 14,236,351
     Bruce L. Crockett.................................. 477,904,863 14,108,102
     Jack M. Fields..................................... 478,154,120 13,858,845
     Martin L. Flanagan................................. 478,366,284 13,646,681
     Cynthia Hostetler.................................. 478,149,043 13,863,922
     Dr. Eli Jones...................................... 478,281,396 13,731,569
     Dr. Prema Mathai-Davis............................. 477,927,603 14,085,362
     Teresa M. Ressel................................... 478,116,999 13,895,966
     Dr. Larry Soll..................................... 477,671,696 14,341,269
     Ann Barnett Stern.................................. 478,390,538 13,622,427
     Raymond Stickel, Jr................................ 477,934,336 14,078,629
     Philip A. Taylor................................... 478,104,174 13,908,791
     Robert C. Troccoli................................. 478,368,464 13,644,501
     Christopher L. Wilson.............................. 478,433,867 13,579,098

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 261,575,830 26,621,916 13,166,011 190,648,808

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

Invesco Mid Cap Growth Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds (Invesco Sector Funds).

The results of the voting on the above matters were as follows:

                                                   Votes     Votes    Broker
Matters                               Votes For   Against   Abstain  Non-Votes
-------                               ---------- --------- --------- ----------
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of physical
      commodities.................... 20,615,396 2,215,086 1,406,110 15,286,290

4(a)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco PowerShares Capital
      Management LLC................. 21,440,770 1,376,067 1,419,766 15,286,279

4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco Asset Management
      (India) Private Limited........ 21,028,812 1,754,057 1,453,728 15,286,285

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                         INVESCO SMALL CAP VALUE FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Small Cap Value Fund, an investment portfolio of AIM Sector Funds (Invesco Sector Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                       Votes
Matters                                                   Votes For   Withheld
-------                                                  ----------- ----------
(1)* David C. Arch...................................... 478,210,140 13,802,825
     James T. Bunch..................................... 477,776,614 14,236,351
     Bruce L. Crockett.................................. 477,904,863 14,108,102
     Jack M. Fields..................................... 478,154,120 13,858,845
     Martin L. Flanagan................................. 478,366,284 13,646,681
     Cynthia Hostetler.................................. 478,149,043 13,863,922
     Dr. Eli Jones...................................... 478,281,396 13,731,569
     Dr. Prema Mathai-Davis............................. 477,927,603 14,085,362
     Teresa M. Ressel................................... 478,116,999 13,895,966
     Dr. Larry Soll..................................... 477,671,696 14,341,269
     Ann Barnett Stern.................................. 478,390,538 13,622,427
     Raymond Stickel, Jr................................ 477,934,336 14,078,629
     Philip A. Taylor................................... 478,104,174 13,908,791
     Robert C. Troccoli................................. 478,368,464 13,644,501
     Christopher L. Wilson.............................. 478,433,867 13,579,098

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 261,575,830 26,621,916 13,166,011 190,648,808

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

Invesco Small Cap Value Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds (Invesco Sector Funds).

The results of the voting on the above matters were as follows:

                                                   Votes     Votes    Broker
Matters                               Votes For   Against   Abstain  Non-Votes
-------                               ---------- --------- --------- ----------
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of physical
      commodities.................... 44,218,153 2,681,597 2,558,897 22,936,663

4(a)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco PowerShares Capital
      Management LLC................. 45,543,359 1,431,872 2,124,458 23,295,621

4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco Asset Management
      (India) Private Limited........ 45,114,308 1,900,890 2,083,183 23,296,929

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                            INVESCO TECHNOLOGY FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Technology Fund, an investment portfolio of AIM Sector Funds (Invesco Sector Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                       Votes
Matters                                                   Votes For   Withheld
-------                                                  ----------- ----------
(1)* David C. Arch...................................... 478,210,140 13,802,825
     James T. Bunch..................................... 477,776,614 14,236,351
     Bruce L. Crockett.................................. 477,904,863 14,108,102
     Jack M. Fields..................................... 478,154,120 13,858,845
     Martin L. Flanagan................................. 478,366,284 13,646,681
     Cynthia Hostetler.................................. 478,149,043 13,863,922
     Dr. Eli Jones...................................... 478,281,396 13,731,569
     Dr. Prema Mathai-Davis............................. 477,927,603 14,085,362
     Teresa M. Ressel................................... 478,116,999 13,895,966
     Dr. Larry Soll..................................... 477,671,696 14,341,269
     Ann Barnett Stern.................................. 478,390,538 13,622,427
     Raymond Stickel, Jr................................ 477,934,336 14,078,629
     Philip A. Taylor................................... 478,104,174 13,908,791
     Robert C. Troccoli................................. 478,368,464 13,644,501
     Christopher L. Wilson.............................. 478,433,867 13,579,098

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 261,575,830 26,621,916 13,166,011 190,648,808

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

Invesco Technology Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds (Invesco Sector Funds).

The results of the voting on the above matters were as follows:

                                                       Votes   Votes   Broker
 Matters                                    Votes For Against Abstain Non-Votes
 -------                                    --------- ------- ------- ---------
 (3)   Approve changing the fundamental
       investment restriction regarding
       the purchase or sale of physical
       commodities......................... 4,465,993 740,085 406,828 3,394,665

 4(a)  Approve an amendment to the current
       Master Intergroup Sub-Advisory
       Contract to add Invesco PowerShares
       Capital Management LLC.............. 4,720,609 464,305 428,002 3,394,655

 4(b)  Approve an amendment to the current
       Master Intergroup Sub-Advisory
       Contract to add Invesco Asset
       Management (India) Private Limited.. 4,617,173 561,978 433,752 3,394,668

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                        INVESCO TECHNOLOGY SECTOR FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Technology Sector Fund, an investment portfolio of AIM Sector Funds (Invesco Sector Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                       Votes
Matters                                                   Votes For   Withheld
-------                                                  ----------- ----------
(1)* David C. Arch...................................... 478,210,140 13,802,825
     James T. Bunch..................................... 477,776,614 14,236,351
     Bruce L. Crockett.................................. 477,904,863 14,108,102
     Jack M. Fields..................................... 478,154,120 13,858,845
     Martin L. Flanagan................................. 478,366,284 13,646,681
     Cynthia Hostetler.................................. 478,149,043 13,863,922
     Dr. Eli Jones...................................... 478,281,396 13,731,569
     Dr. Prema Mathai-Davis............................. 477,927,603 14,085,362
     Teresa M. Ressel................................... 478,116,999 13,895,966
     Dr. Larry Soll..................................... 477,671,696 14,341,269
     Ann Barnett Stern.................................. 478,390,538 13,622,427
     Raymond Stickel, Jr................................ 477,934,336 14,078,629
     Philip A. Taylor................................... 478,104,174 13,908,791
     Robert C. Troccoli................................. 478,368,464 13,644,501
     Christopher L. Wilson.............................. 478,433,867 13,579,098

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 261,575,830 26,621,916 13,166,011 190,648,808

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

Invesco Technology Sector Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds (Invesco Sector Funds).

The results of the voting on the above matters were as follows:

                                                       Votes   Votes   Broker
 Matters                                    Votes For Against Abstain Non-Votes
 -------                                    --------- ------- ------- ---------
 (3)   Approve changing the fundamental
       investment restriction regarding
       the purchase or sale of physical
       commodities.........................  938,296  126,805 72,932   634,073

 4(a)  Approve an amendment to the current
       Master Intergroup Sub-Advisory
       Contract to add Invesco PowerShares
       Capital Management LLC..............  989,435   77,688 70,914   634,069

 4(b)  Approve an amendment to the current
       Master Intergroup Sub-Advisory
       Contract to add Invesco Asset
       Management (India) Private Limited..  965,772   96,982 75,282   634,070

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                       INVESCO VALUE OPPORTUNITIES FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Value Opportunities Fund, an investment portfolio of AIM Sector Funds (Invesco Sector Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                       Votes
Matters                                                   Votes For   Withheld
-------                                                  ----------- ----------
(1)* David C. Arch...................................... 478,210,140 13,802,825
     James T. Bunch..................................... 477,776,614 14,236,351
     Bruce L. Crockett.................................. 477,904,863 14,108,102
     Jack M. Fields..................................... 478,154,120 13,858,845
     Martin L. Flanagan................................. 478,366,284 13,646,681
     Cynthia Hostetler.................................. 478,149,043 13,863,922
     Dr. Eli Jones...................................... 478,281,396 13,731,569
     Dr. Prema Mathai-Davis............................. 477,927,603 14,085,362
     Teresa M. Ressel................................... 478,116,999 13,895,966
     Dr. Larry Soll..................................... 477,671,696 14,341,269
     Ann Barnett Stern.................................. 478,390,538 13,622,427
     Raymond Stickel, Jr................................ 477,934,336 14,078,629
     Philip A. Taylor................................... 478,104,174 13,908,791
     Robert C. Troccoli................................. 478,368,464 13,644,501
     Christopher L. Wilson.............................. 478,433,867 13,579,098

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 261,575,830 26,621,916 13,166,011 190,648,808

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

Invesco Value Opportunities Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds (Invesco Sector Funds).

The results of the voting on the above matters were as follows:

                                                   Votes     Votes    Broker
Matters                               Votes For   Against   Abstain  Non-Votes
-------                               ---------- --------- --------- ----------
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of physical
      commodities.................... 15,523,298 1,575,457 1,298,209 11,081,823

4(a)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco PowerShares Capital
      Management LLC................. 16,165,246   940,069 1,291,660 11,081,812

4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco Asset Management
      (India) Private Limited........ 15,888,622 1,208,153 1,300,191 11,081,821